UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason Western Asset

Corporate Bond Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Corporate Bond Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

Legg Mason Western Asset Corporate Bond Fund	I

Letter from the chairman continued

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed maintained this stance through the end of 2009 and during its first meeting in January 2010. In conjunction with its January 2010 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the twelve months ended December 31, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period, driving spread sector (non-Treasury) prices higher. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvi returned 5.93%.

The high-yield bond market produced very strong results during the twelve months ended December 31, 2009. In sharp contrast to its poor results in 2008, the asset class posted positive returns during eleven of the twelve months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexvii returned 58.76% for the twelve months ended December 31, 2009.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid —

II	Legg Mason Western Asset Corporate Bond Fund

sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Western Asset Corporate Bond Fund	III

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 29, 2010

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

IV	Legg Mason Western Asset Corporate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital. Under normal circumstances, the Fund invests at least 80% of the value of its assets in investment grade fixed-income securities and related investments and at least 80% of the value of its assets in corporate debt securities and related investments.

The Fund also may invest in U.S. government securities and U.S. dollar-denominated fixed-income securities of foreign issuers. The Fund may invest in securities having any maturity.

Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market by investing through the use of instruments such as derivatives.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market was impacted by the fallout from the financial crisis in 2008 and the subsequent return to more normal conditions given the aggressive actions taken by the Federal Reserve Board (“Fed”)i, the U.S. Department of the Treasury and other government entities.

The yields on two- and ten-year Treasuries began the fiscal year at 0.76% and 2.25%, respectively. As the reporting period began, we were beginning to emerge from a “flight to quality” that was triggered by the seizing credit markets. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, causing their yields to decline, while riskier portions of the bond market performed poorly.

After initially falling, Treasury yields then began to move higher as economic conditions generally improved and there were concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. Two- and ten-year yields peaked in June 2009 at 1.42% and 3.98%, respectively, and then generally moved lower, falling to

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	1

Fund overview continued

0.67% and 3.21%, respectively, at the end of November. Yields then moved sharply higher in December given renewed concerns for future inflation. At the conclusion of the reporting period, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively.

In the spring of 2009, conditions in the credit markets improved, there were signs that the economy was stabilizing and corporate profits were often better than expected. Collectively, this caused investor risk aversion to abate, triggering a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was robust demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. With economic data often surprising on the upside as the fiscal year progressed, the spread sectors continued to rally during most of the remainder of the period. In sharp contrast to 2008 when Treasuries were the performance leaders, the spread sectors handily outperformed Treasuries in 2009. The overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexii, gained 5.93% during the twelve months ended December 31, 2009. In contrast, investment grade corporate bonds, as measured by the Barclays Capital U.S. Corporate Investment Grade Indexiii, returned 18.68%, and high-yield bonds, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexiv, rose 58.76%.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. We pared our exposure to Utilities, thus increasing our underweight position due to concerns that environmental and regulatory issues may necessitate significant capital expenditures by utility companies. We also moved from an overweight position versus the benchmark to a neutral weighting in Communications/Media. This was done as we felt there was potential for these companies to institute “shareholder friendly” actions, such as share buybacks, which are generally detrimental to balance sheets and, therefore, bondholders.

We utilized Treasury futures during the reporting period to manage the Fund’s durationv. This strategy modestly contributed to performance during the twelve months ended December 31, 2009.

Performance review

For the twelve months ended December 31, 2009, Class A shares of Legg Mason Western Asset Corporate Bond Fund, excluding sales charges, returned 33.80%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Credit Indexvi, returned 16.04% for the same period. The Lipper Corporate Debt Funds A-Rated Category Average1 returned 15.18% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 154 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

PERFORMANCE SNAPSHOT as of December 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Legg Mason Western Asset Corporate Bond Fund:
Class A	16.11%	33.80%
Class B	15.62%	32.76%
Class C	15.70%	32.93%
Class I	16.35%	34.59%
Barclays Capital U.S. Credit Index	8.58%	16.04%
Lipper Corporate Debt Funds A-Rated Category Average[1]	7.87%	15.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
Performance of Class P shares is not shown because this share class commenced operations on July 7, 2009.
The 30-Day SEC Yields for the period ended December 31, 2009 for Class A, B, C, I and P shares were 5.26%, 4.76%, 4.82%, 5.99% and 5.47%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C, I and P shares would have been 5.26%, 4.76%, 4.82%, 5.98% and 5.42%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C, Class I and Class P shares were 1.17%, 1.86%, 1.91%, 0.75% and 1.25%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
As a result of contractual expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.65% for Class I shares and 1.15% for Class P shares until April 30, 2010.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 156 funds for the six-month period and among the 154 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?

A. The Fund substantially outperformed its benchmark during the reporting period. The largest contributor to relative performance was security selection, as all twenty of the Fund’s largest overweight positions outperformed the benchmark. In addition, seventeen of the Fund’s twenty largest underweight positions lagged the benchmark. An exposure to a number of “fallen angels” (investment grade corporate bonds that were subsequently downgraded to non-investment grade status) also meaningfully enhanced our returns. Examples of such Fund holdings included Ford Motor Co., Ford Motor Credit Co., LLC, GMAC LLC and Sprint Capital Corp., all of which posted outstanding returns during the reporting period. Ford Motor Co. has been able to outperform its peers in what has been an extremely difficult economic environment for the Automobiles sector. Unlike its domestic peers, Ford Motor Co. has been able to make tremendous progress in its restructuring plan, which included a more focused product line on sporty fuel efficient vehicles and reductions in both its cost structure and debt. Ford Motor Credit benefited from its historically high underwriting standards and a sole focus on automotive financing. GMAC’s operating results showed improvement as the year progressed due to the stabilization of the auto finance business. GMAC’s mortgage finance subsidiary RESCAP remained weak and a drag on GMAC’s earnings. However, the government continued to provide GMAC with equity capital throughout the year. Sprint’s turnaround remained on course in 2009, with the company generating strong free cash flow during the year.

An overweight in the Financials sector also enhanced the Fund’s results as holdings such as Wells Fargo Capital and BankAmerica performed extremely well as their spreads tightened from their elevated levels in 2008 and early 2009. Elsewhere, having a significant underweight to non-corporate bonds was rewarded, as this portion of the Barclays Capital U.S. Credit Index returned 4.71% during the twelve months ended December 31, 2009.

Q. What were the leading detractors from performance?

A. Underweights in the Consumer Cyclicals1, Information Technology and Utilities sectors detracted from relative results as these sectors outperformed the benchmark during the reporting period. In addition, while the Fund was overweight the Financials sector overall, it had less-than-benchmark exposures to several names that performed well, such as Morgan Stanley and Credit Suisse/New York.

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

4	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

Thank you for your investment in Legg Mason Western Asset Corporate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2010

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Financials (47.3%), Energy (11.9%), Telecommunication Services (7.3%), Consumer Discretionary (6.9%) and Health Care (6.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund is subject to interest rate and credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays Capital U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued U.S. corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

iv

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of December 31, 2009 and December 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	16.11%	$1,000.00	$1,161.10	1.00%	$5.45
Class B	15.62	1,000.00	1,156.20	1.71	9.29
Class C	15.70	1,000.00	1,157.00	1.64	8.92
Class I	16.35	1,000.00	1,163.50	0.62	3.38
Class P4	15.57	1,000.00	1,155.70	1.13	5.91

[1]	For the six months ended December 31, 2009, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	For the period July 7, 2009 (inception date) through December 31, 2009.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN [1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.16	1.00%	$5.09
Class B	5.00	1,000.00	1,016.59	1.71	8.69
Class C	5.00	1,000.00	1,016.94	1.64	8.34
Class I	5.00	1,000.00	1,022.08	0.62	3.16
Class P	5.00	1,000.00	1,019.51	1.13	5.75

[1]	For the six months ended December 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS P
Twelve Months Ended 12/31/09	33.80%	32.76%	32.93%	34.59%	N/A
Five Years Ended 12/31/09	1.86	1.19	1.19	2.30	N/A
Ten Years Ended 12/31/09	5.37	4.90	4.78	5.78	N/A
Inception* through 12/31/09	6.44	N/A	5.39	5.36	15.57	†

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS P
Twelve Months Ended 12/31/09	28.18%	28.26%	31.93%	34.59%	N/A
Five Years Ended 12/31/09	0.99	1.04	1.19	2.30	N/A
Ten Years Ended 12/31/09	4.91	4.90	4.78	5.78	N/A
Inception* through 12/31/09	6.17	N/A	5.39	5.36	15.57	†

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (12/31/99 through 12/31/09)		68.76%
Class B (12/31/99 through 12/31/09)		61.35
Class C (12/31/99 through 12/31/09)		59.47
Class I (12/31/99 through 12/31/09)		75.41
Class P (Inception date of 7/7/09 through 12/31/09)		15.57

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class B shares reflect the deduction of 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, B, C, I and P shares are November 6, 1992, January 4, 1982, February 26, 1993, February 7, 1996 and July 7, 2009.

†	Not annualized.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B, C AND I SHARES OF LEGG MASON WESTERN ASSET
CORPORATE BOND FUND VS. BARCLAYS CAPITAL U.S. CREDIT INDEX AND LIPPER CORPORATE DEBT
FUNDS A-RATED CATEGORY AVERAGE† — December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Class A, B, C and I shares of Legg Mason Western Asset Corporate Bond Fund on December 31, 1999, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Corporate Debt Funds A-Rated Category Average is composed of the Fund’s peer group of mutual funds. The performance of the Fund’s other class may be greater or less than the performance of Class A, B, C and I shares indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

Schedule of investments

December 31, 2009

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

FACE AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 95.9%
CONSUMER DISCRETIONARY — 6.8%
	Automobiles — 0.6%
	Motors Liquidation Co., Senior Debentures:
$650,000	8.250% due 7/15/23(a)	$175,500
12,500,000	8.375% due 7/15/33(a)	3,437,500
	Total Automobiles	3,613,000
	Hotels, Restaurants & Leisure — 0.2%
1,560,000	Yum! Brands Inc., Senior Notes, 4.250% due 9/15/15	1,566,646
	Leisure Equipment & Products — 0.4%
2,270,000	Hasbro Inc., Senior Notes, 6.300% due 9/15/17	2,405,916
	Media — 4.3%
	Comcast Corp.:
3,580,000	6.400% due 5/15/38	3,696,121
	Senior Notes:
3,135,000	6.500% due 1/15/17	3,475,587
400,000	6.950% due 8/15/37	437,357
3,850,000	News America Holdings Inc., Senior Debentures, 8.500% due 2/23/25	4,545,252
1,150,000	Omnicom Group Inc., Notes, 6.250% due 7/15/19	1,242,921
180,000	TCI Communications Inc., 7.125% due 2/15/28	187,456
	Time Warner Cable Inc., Senior Notes:
2,370,000	3.500% due 2/1/15	2,344,124
780,000	8.750% due 2/14/19	952,203
140,000	8.250% due 4/1/19	167,033
3,850,000	Time Warner Cos. Inc., Debentures, 7.570% due 2/1/24	4,190,082
2,068,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	2,479,150
1,616,000	Time Warner Inc., Senior Debentures, 7.700% due 5/1/32	1,903,179
970,000	WPP Finance UK, Senior Notes, 8.000% due 9/15/14	1,104,238
	Total Media	26,724,703
	Multiline Retail — 1.3%
	Macy’s Retail Holdings Inc.:
435,000	5.350% due 3/15/12	446,419
4,455,000	Debentures, 6.650% due 7/15/24	4,076,325
1,070,000	Notes, 5.750% due 7/15/14	1,078,025
2,350,000	Senior Notes, 5.875% due 1/15/13	2,426,375
	Total Multiline Retail	8,027,144
	TOTAL CONSUMER DISCRETIONARY	42,337,409

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	11

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

CONSUMER STAPLES — 3.7%
	Beverages — 1.2%
$1,870,000	Anheuser-Busch InBev Worldwide Inc., Senior Notes, 5.375% due 1/15/20(b)	$1,911,568
3,630,000	Diageo Finance BV, 3.250% due 1/15/15	3,609,995
910,000	Dr. Pepper Snapple Group Inc., Senior Notes, 6.820% due 5/1/18	1,022,501
840,000	Foster’s Finance Corp., Notes, 4.875% due 10/1/14(b)	858,097
	Total Beverages	7,402,161
	Food & Staples Retailing — 1.1%
2,046,000	Delhaize Group, Senior Notes, 6.500% due 6/15/17	2,225,320
1,000,000	Kroger Co., Senior Notes, 8.000% due 9/15/29	1,204,875
	Safeway Inc., Senior Notes:
120,000	6.250% due 3/15/14	131,914
3,100,000	6.350% due 8/15/17	3,397,991
	Total Food & Staples Retailing	6,960,100
	Personal Products — 0.5%
3,200,000	Mead Johnson Nutrition Co., Senior Notes, 4.900% due 11/1/19(b)	3,178,886
	Tobacco — 0.9%
1,750,000	Lorillard Tobacco Co., Senior Notes, 8.125% due 6/23/19	1,927,149
1,740,000	Philip Morris International Inc., Senior Notes, 6.875% due 3/17/14	1,973,445
1,810,000	Reynolds American Inc., Senior Secured Notes, 7.625% due 6/1/16	1,975,735
	Total Tobacco	5,876,329
	TOTAL CONSUMER STAPLES	23,417,476
ENERGY — 11.9%
	Energy Equipment & Services — 0.7%
800,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	830,000
1,165,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17(b)	1,202,205
2,160,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13	2,316,447
	Total Energy Equipment & Services	4,348,652
	Oil, Gas & Consumable Fuels — 11.2%
	Anadarko Finance Co., Senior Notes:
10,000	6.750% due 5/1/11	10,571
5,311,000	7.500% due 5/1/31	5,974,790
1,016,000	Apache Corp., Senior Notes, 6.000% due 1/15/37	1,084,790
	ConocoPhillips:
2,870,000	Notes, 6.500% due 2/1/39	3,196,227
2,130,000	Senior Notes, 6.000% due 1/15/20	2,364,585
3,540,000	DCP Midstream LLC, Senior Notes, 6.750% due 9/15/37(b)	3,510,604
2,310,000	Devon Financing Corp. ULC, Debentures, 7.875% due 9/30/31	2,902,589

See Notes to Financial Statements.

12	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 11.2% continued
	El Paso Corp., Medium-Term Notes:
$1,660,000	7.800% due 8/1/31	$1,571,079
340,000	7.750% due 1/15/32	323,208
580,000	Energy Transfer Partners LP, Senior Notes, 9.700% due 3/15/19	717,508
	Enterprise Products Operating LLC, Senior Notes:
1,845,000	6.500% due 1/31/19	1,993,709
1,620,000	6.125% due 10/15/39	1,570,279
2,130,000	EOG Resources Inc., Senior Notes, 5.875% due 9/15/17	2,323,110
143,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16(b)	137,637
	Hess Corp.:
	Notes:
1,220,000	8.125% due 2/15/19	1,473,728
2,574,000	7.875% due 10/1/29	3,095,492
1,520,000	Senior Bonds, 6.000% due 1/15/40	1,510,371
390,000	Kerr-McGee Corp., Notes, 6.950% due 7/1/24	423,348
	Kinder Morgan Energy Partners LP:
1,670,000	Medium-Term Notes, 6.950% due 1/15/38	1,785,499
2,200,000	Senior Notes, 7.125% due 3/15/12	2,400,235
2,252,000	LUKOIL International Finance BV, Notes, 6.356% due 6/7/17(b)	2,223,850
13,069,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	12,459,998
	Petrobras International Finance Co.:
2,487,000	Global Notes, 5.875% due 3/1/18	2,520,351
1,002,000	Senior Notes, 5.750% due 1/20/20	1,024,332
3,229,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17(b)	2,922,245
1,000,000	Tennessee Gas Pipeline Co., Senior Notes, 8.375% due 6/15/32	1,192,579
3,388,000	Valero Energy Corp., Notes, 4.750% due 6/15/13	3,470,267
2,000,000	Williams Cos. Inc., Senior Notes, 7.625% due 7/15/19	2,245,828
3,130,000	XTO Energy Inc., Senior Notes, 6.100% due 4/1/36	3,391,177
	Total Oil, Gas & Consumable Fuels	69,819,986
	TOTAL ENERGY	74,168,638
FINANCIALS — 46.6%
	Capital Markets — 5.4%
790,000	Bear Stearns Cos. Inc., Senior Notes, 7.250% due 2/1/18	908,218
4,720,000	Goldman Sachs Capital I, Capital Securities, 6.345% due 2/15/34	4,432,288
6,435,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12(c)(d)	5,019,300
1,120,000	Goldman Sachs Group Inc., Senior Notes, 6.150% due 4/1/18	1,200,905

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	13

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Capital Markets — 5.4% continued
	Kaupthing Bank HF:
	Senior Notes:
$3,303,000	5.750% due 10/4/11(a)(b)(e)	$834,007
1,700,000	7.625% due 2/28/15(a)(b)(e)	429,250
7,512,000	Subordinated Notes, 7.125% due 5/19/16(a)(b)(e)	19,531
7,912,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(a)(c)(d)	2,374
3,321,000	Lehman Brothers Holdings Inc., Subordinated Notes, 6.500% due 7/19/17(a)	996
	Merrill Lynch & Co. Inc.:
	Senior Notes:
2,360,000	6.400% due 8/28/17	2,487,367
190,000	Medium-Term Notes, 6.050% due 8/15/12	203,657
	Subordinated Notes:
6,990,000	5.700% due 5/2/17	6,861,510
1,549,000	6.110% due 1/29/37	1,432,568
	Morgan Stanley:
2,800,000	Medium-Term Notes, 6.625% due 4/1/18	3,032,109
65,000	Subordinated Notes, 4.750% due 4/1/14	65,436
8,636,000	UBS Preferred Funding Trust, Subordinated Notes, 6.243% due 5/15/16(c)(d)	6,844,030
	Total Capital Markets	33,773,546
	Commercial Banks — 13.8%
3,820,000	BAC Capital Trust XI, Notes, 6.625% due 5/23/36	3,461,187
6,430,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12(c)(d)	4,484,925
5,056,000	Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16(b)(d)	4,926,728
585,000	BankAmerica Capital III, Junior Subordinated Notes, 0.854% due 1/15/27(d)	408,146
695,000	BankAmerica Institutional Capital A, Junior Subordinated Bonds, 8.070% due 12/31/26(b)	686,313
1,810,000	BankAmerica Institutional Capital B, Junior Subordinated Bonds, 7.700% due 12/31/26(b)	1,719,500
	Barclays Bank PLC:
6,430,000	Junior Subordinated Bonds, 7.434% due 12/15/17(b)(c)(d)	5,947,750
1,592,000	Subordinated Notes, 10.179% due 6/12/21(b)	2,058,515
1,600,000	BB&T Capital Trust II, 6.750% due 6/7/36	1,549,990
426,000	BOI Capital Funding (No. 2) LP, Junior Subordinated Bonds, 5.571% due 2/1/16(b)(c)(d)	185,310
2,383,000	BPCE SA, Subordinated Bonds, 12.500% due 9/30/19(b)(c)(d)	2,631,197

See Notes to Financial Statements.

14	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Banks — 13.8% continued
$3,510,000	CBA Capital Trust I, Junior Subordinated Notes, 5.805% due 6/30/15(b)(c)	$3,111,562
2,222,000	Comerica Capital Trust II, Capital Securities, 6.576% due 2/20/37(d)	1,799,820
2,400,000	Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19(b)(c)(d)	2,552,066
1,670,000	Credit Suisse/New York, Senior Notes, 5.300% due 8/13/19	1,718,265
	Glitnir Banki HF:
3,063,000	Notes, 6.330% due 7/28/11(a)(b)(e)	658,545
4,458,000	Subordinated Bonds, 7.451% due 9/14/16(a)(b)(c)(d)(e)	11,591
4,757,000	Subordinated Notes, 6.693% due 6/15/16(a)(b)(d)(e)	12,368
1,490,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14(b)(c)(d)	983,400
760,000	HSBC Capital Funding LP, Subordinated Notes, 4.610% due 6/27/13(b)(c)(d)	650,627
2,500,000	HSBC Finance Capital Trust IX, Junior Subordinated Notes, 5.911% due 11/30/35(d)	2,075,000
	ICICI Bank Ltd., Subordinated Bonds:
657,000	6.375% due 4/30/22(b)(d)	591,464
218,000	6.375% due 4/30/22(b)(d)	195,978
4,230,000	Landsbanki Islands HF, 7.431% due 10/19/17(a)(b)(c)(d)(e)	10,998
2,746,000	Rabobank Nederland NV, Junior Subordinated Notes, 11.000% due 6/30/19(b)(c)(d)	3,357,369
6,494,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15(b)(c)(d)	5,317,203
	Royal Bank of Scotland Group PLC:
500,000	Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17(c)(d)	270,322
1,100,000	Senior Notes, 6.400% due 10/21/19	1,098,442
	Subordinated Notes:
2,310,000	5.000% due 10/1/14	2,043,581
1,450,000	5.050% due 1/8/15	1,259,161
2,740,000	RSHB Capital, Loan Participation Notes, Secured Notes, 7.125% due 1/14/14(b)	2,912,894
3,897,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(b)(c)(d)	2,272,504
730,000	Sumitomo Mitsui Banking Corp., 5.625% due 10/15/15(b)(c)(d)	696,724
	SunTrust Bank, Subordinated Notes:
770,000	5.000% due 9/1/15	747,167
366,000	5.450% due 12/1/17	348,634
3,806,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(d)	2,658,000

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	15

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Banks — 13.8% continued
$424,000	SunTrust Preferred Capital I, 5.853% due 12/15/11(c)(d)	$290,440
785,000	UnionBanCal Corp., Subordinated Notes, 5.250% due 12/16/13	807,152
7,790,000	Wachovia Capital Trust III, Junior Subordinated Bonds, 5.800% due 3/15/11(c)(d)	6,037,250
3,311,000	Wachovia Corp., Subordinated Notes, 5.625% due 10/15/16	3,390,212
3,069,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	2,685,375
7,510,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(c)(d)	7,322,250
	Total Commercial Banks	85,945,925
	Consumer Finance — 6.7%
1,539,000	Aiful Corp., Notes, 6.000% due 12/12/11(b)	1,100,385
9,089,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(d)	8,225,545
160,000	American Express Credit Corp., Senior Notes, 5.125% due 8/25/14	168,771
	Ford Motor Credit Co., LLC:
2,390,000	Bonds, 7.375% due 2/1/11	2,439,344
	Senior Notes:
6,828,000	5.504% due 6/15/11(d)	6,768,255
2,600,000	12.000% due 5/15/15	3,018,080
	GMAC LLC:
40,000	Debentures, zero coupon bond to yield 7.127% due 6/15/15	22,050
	Senior Notes:
4,845,000	7.500% due 12/31/13(b)	4,723,875
4,314,000	8.000% due 11/1/31(b)	3,925,740
1,058,000	Subordinated Notes, 8.000% due 12/31/18(b)	941,620
1,260,000	HSBC Finance Corp., Senior Notes, 5.500% due 1/19/16	1,323,537
3,212,000	Nelnet Inc., Notes, 7.400% due 9/29/36(d)	2,340,176
	SLM Corp.:
	Medium-Term Notes:
4,725,000	5.000% due 10/1/13	4,350,308
454,000	5.050% due 11/14/14	409,927
816,000	5.625% due 8/1/33	616,976
1,830,000	Senior Notes, 8.450% due 6/15/18	1,808,437
	Total Consumer Finance	42,183,026
	Diversified Financial Services — 13.5%
5,814,000	AES El Salvador Trust, Senior Notes, 6.750% due 2/1/16(b)	5,190,931
852,000	AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67(b)(d)	306,720
5,170,000	AIG SunAmerica Global Financing VI, Senior Secured Notes, 6.300% due 5/10/11(b)	5,144,166

See Notes to Financial Statements.

16	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Financial Services — 13.5% continued
$876,000	Beaver Valley Funding Corp., Senior Secured Bonds, 9.000% due 6/1/17	$958,739
2,460,000	Blackstone Holdings Finance Co. LLC, Senior Notes, 6.625% due 8/15/19(b)	2,411,986
2,120,000	Boeing Capital Corp., Senior Notes, 4.700% due 10/27/19	2,072,266
690,000	Capital One Bank USA N.A., Senior Subordinated Notes, 6.500% due 6/13/13	742,345
2,160,000	Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities, 10.250% due 8/15/39	2,517,512
1,740,000	CDP Financial Inc., Senior Notes, 3.000% due 11/25/14(b)	1,699,820
	Citigroup Inc.:
	Senior Notes:
7,190,000	6.375% due 8/12/14	7,534,739
1,360,000	5.500% due 10/15/14	1,378,476
2,230,000	6.010% due 1/15/15	2,279,497
3,500,000	6.875% due 3/5/38	3,503,888
4,760,000	8.125% due 7/15/39	5,388,572
1,000,000	Subordinated Notes, 6.125% due 8/25/36	860,177
	General Electric Capital Corp.:
275,000	Medium-Term Notes, 6.750% due 3/15/32	281,190
	Senior Notes:
2,100,000	5.900% due 5/13/14	2,272,437
5,970,000	6.000% due 8/7/19	6,208,269
1,500,000	6.875% due 1/10/39	1,553,972
50,000	Medium-Term Notes, 6.150% due 8/1/37	47,368
4,440,000	Subordinated Debentures, 6.375% due 11/15/67(d)	3,879,450
4,253,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65(b)(d)	2,254,090
	International Lease Finance Corp.:
1,320,000	Medium-Term Notes, 6.375% due 3/25/13	1,086,023
5,351,000	Notes, 5.875% due 5/1/13	4,256,351
	JPMorgan Chase & Co., Subordinated Notes:
1,035,000	4.891% due 9/1/15(d)	1,037,303
2,216,000	6.125% due 6/27/17	2,345,769
1,690,000	JPMorgan Chase Capital XXVII, Junior Subordinated Notes, 7.000% due 11/1/39	1,709,734
1,263,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16(c)(d)	1,151,006
2,424,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17(b)(c)(d)	2,094,651
974,000	TNK-BP Finance SA, Senior Notes, 7.500% due 7/18/16(b)	1,003,220
12,228,000	ZFS Finance USA Trust II, Bonds, 6.450% due 12/15/65(b)(d)	11,005,200
	Total Diversified Financial Services	84,175,867

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	17

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Insurance — 6.1%
$1,488,000	ACE INA Holdings Inc., Senior Notes, 5.700% due 2/15/17	$1,581,507
3,221,000	Allstate Corp., Junior Subordinated Debentures, 6.500% due 5/15/57(d)	2,802,270
2,294,000	American International Group Inc., Junior Subordinated Debentures, 6.250% due 3/15/37	1,273,170
90,000	ASIF Global Financing XIX, 4.900% due 1/17/13(b)	82,880
1,630,000	AXA SA, Subordinated Bonds, 8.600% due 12/15/30	1,899,100
2,211,000	Chubb Corp., Junior Subordinated Notes, 6.375% due 3/29/67(d)	2,078,340

2,133,000	Everest Reinsurance Holdings Inc., Subordinated Notes, 6.600% due 5/15/37(d)	1,589,085
	Hartford Financial Services Group Inc.:
1,325,000	Junior Subordinated Debentures, 8.125% due 6/15/68(d)	1,285,250
550,000	Senior Notes, 6.300% due 3/15/18	549,331
	Liberty Mutual Group:
2,050,000	Junior Subordinated Bonds, 7.800% due 3/15/37(b)	1,711,750
720,000	Senior Notes, 5.750% due 3/15/14(b)	710,337
7,352,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	6,543,280
530,000	Metropolitan Life Global Funding I, Senior Secured Notes, 0.990% due 7/1/11(b)(d)	530,627
2,220,000	Nationwide Mutual Insurance Co., Notes, 9.375% due 8/15/39(b)	2,349,657
2,320,000	Prudential Financial Inc., Junior Subordinated Debentures, 8.875% due 6/15/38(d)	2,482,400
3,220,000	Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes, 6.850% due 12/16/39(b)	3,339,407
5,516,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37(d)	5,032,076
2,369,000	Willis North America Inc., Senior Notes, 5.625% due 7/15/15	2,322,795
	Total Insurance	38,163,262
	Real Estate Investment Trusts (REITs) — 1.1%
	Developers Diversified Realty Corp., Senior Notes:
1,550,000	4.625% due 8/1/10	1,540,520
1,950,000	9.625% due 3/15/16	2,038,103
1,440,000	Health Care REIT Inc., Senior Notes, 5.875% due 5/15/15	1,411,662
1,690,000	WEA Finance LLC, Senior Notes, 6.750% due 9/2/19(b)	1,817,869
	Total Real Estate Investment Trusts (REITs)	6,808,154
	TOTAL FINANCIALS	291,049,780
HEALTH CARE — 6.2%
	Health Care Equipment & Supplies — 0.7%
872,000	Baxter International Inc., Senior Notes, 5.900% due 9/1/16	962,027
1,509,000	Hospira Inc., Senior Notes, 6.050% due 3/30/17	1,581,652

See Notes to Financial Statements.

18	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Health Care Equipment & Supplies — 0.7% continued
$2,040,000	Zimmer Holdings Inc., Senior Notes, 4.625% due 11/30/19	$2,025,459
	Total Health Care Equipment & Supplies	4,569,138
	Health Care Providers & Services — 5.1%
2,695,000	Aetna Inc., Senior Notes, 6.000% due 6/15/16	2,833,202
1,270,000	AmerisourceBergen Corp., Senior Notes, 4.875% due 11/15/19	1,256,237
1,150,000	Coventry Health Care Inc., Senior Notes, 5.950% due 3/15/17	1,044,273
	HCA Inc.:
	Senior Notes:
1,790,000	6.300% due 10/1/12	1,798,950
2,130,000	6.250% due 2/15/13	2,082,075
150,000	5.750% due 3/15/14	141,750
3,303,000	6.500% due 2/15/16	3,154,365
	Senior Secured Notes:
1,100,000	9.125% due 11/15/14	1,163,250
1,380,000	9.250% due 11/15/16	1,485,225
	Humana Inc., Senior Notes:
600,000	6.450% due 6/1/16	607,272
3,657,000	6.300% due 8/1/18	3,547,535
	UnitedHealth Group Inc., Senior Notes:
5,236,000	5.000% due 8/15/14	5,428,496
1,610,000	6.000% due 11/15/17	1,664,735
4,053,000	Universal Health Services Inc., Notes, 7.125% due 6/30/16	4,324,243
1,560,000	WellPoint Inc., Notes, 5.875% due 6/15/17	1,609,605
	Total Health Care Providers & Services	32,141,213
	Pharmaceuticals — 0.4%
1,850,000	Abbott Laboratories, Senior Notes, 5.125% due 4/1/19	1,938,604
290,000	Wyeth, Notes, 5.950% due 4/1/37	303,443
	Total Pharmaceuticals	2,242,047
	TOTAL HEALTH CARE	38,952,398
INDUSTRIALS — 4.3%
	Aerospace & Defense — 1.2%
1,118,000	BAE Systems Holdings Inc., Senior Notes, 5.200% due 8/15/15(b)	1,153,145
2,060,000	Boeing Co., Senior Notes, 4.875% due 2/15/20	2,069,676
975,000	Goodrich Corp., Senior Notes, 4.875% due 3/1/20	966,318
3,320,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	3,349,050
	Total Aerospace & Defense	7,538,189
	Airlines — 1.4%
	Continental Airlines Inc.:
460,000	9.250% due 5/10/17	467,475

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	19

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Airlines — 1.4% continued
$1,960,000	7.250% due 11/10/19	$1,994,300
119,655	Pass-Through Certificates, 6.545% due 2/2/19	117,262
423,035	Senior Secured Notes, 7.256% due 3/15/20	414,574
	Delta Air Lines Inc., Pass-Through Certificates:
24,623	7.379% due 5/18/10	24,562
457,000	7.570% due 11/18/10	463,284
2,120,000	7.711% due 9/18/11	2,088,200
1,550,000	7.750% due 12/17/19	1,581,000
	United Airlines Inc.:
720,000	Notes, 9.750% due 1/15/17	734,400
630,000	Senior Secured Notes, 10.400% due 11/1/16	663,863
	Total Airlines	8,548,920
	Building Products — 0.0%
5,000	Trane U.S. Inc., Senior Notes, 7.625% due 2/15/10	5,029
	Commercial Services & Supplies — 0.4%
	Republic Services Inc., Senior Notes:
670,000	5.500% due 9/15/19(b)	681,624
1,640,000	5.250% due 11/15/21(b)	1,616,008
	Total Commercial Services & Supplies	2,297,632
	Industrial Conglomerates — 0.7%
	Hutchison Whampoa International Ltd., Notes:
2,740,000	4.625% due 9/11/15(b)	2,771,494
580,000	5.750% due 9/11/19(b)	590,153
1,101,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	1,237,702
	Total Industrial Conglomerates	4,599,349
	Road & Rail — 0.6%
348,000	Norfolk Southern Corp., Senior Notes, 7.875% due 5/15/43	417,465
2,988,000	Union Pacific Corp., Debentures, 6.625% due 2/1/29	3,221,963
	Total Road & Rail	3,639,428
	TOTAL INDUSTRIALS	26,628,547
INFORMATION TECHNOLOGY — 0.2%
	Semiconductors & Semiconductor Equipment — 0.2%
1,040,000	National Semiconductor Corp., Senior Notes, 6.600% due 6/15/17	1,066,891
MATERIALS — 4.4%
	Chemicals — 0.8%
	Dow Chemical Co.:
800,000	Debentures, 7.375% due 11/1/29	878,219
830,000	Notes, 5.700% due 5/15/18	844,554
1,340,000	Lubrizol Corp., Senior Notes, 8.875% due 2/1/19	1,668,729

See Notes to Financial Statements.

20	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Chemicals — 0.8% continued
$980,000	Potash Corp. of Saskatchewan Inc., Senior Notes, 6.500% due 5/15/19	$1,087,332
390,000	PPG Industries Inc., Notes, 5.750% due 3/15/13	416,703
	Total Chemicals	4,895,537
	Containers & Packaging — 0.2%
1,280,000	Ball Corp., Senior Notes, 7.125% due 9/1/16	1,318,400
	Metals & Mining — 3.1%
630,000	Alcoa Inc., Notes, 6.000% due 7/15/13	664,189
1,000,000	Barrick Gold Financeco LLC, Senior Notes, 6.125% due 9/15/13	1,100,131
7,309,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	8,014,326
1,630,000	Rio Tinto Finance USA Ltd., Senior Notes, 9.000% due 5/1/19	2,066,351
7,097,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	7,108,788
640,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(b)	657,600
	Total Metals & Mining	19,611,385
	Paper & Forest Products — 0.3%
1,500,000	PE Paper Escrow GmbH, Senior Secured Notes, 12.000% due 8/1/14(b)	1,660,438
	TOTAL MATERIALS	27,485,760
TELECOMMUNICATION SERVICES — 7.3%
	Diversified Telecommunication Services — 4.4%
1,673,000	AT&T Corp., Senior Notes, 8.000% due 11/15/31	2,047,720
2,120,000	AT&T Inc., Global Notes, 5.600% due 5/15/18	2,225,381
1,575,000	British Telecommunications PLC, Bonds, 9.625% due 12/15/30	2,012,025
	Deutsche Telekom International Finance BV:
670,000	Senior Bonds, 9.250% due 6/1/32	893,960
2,478,000	Senior Notes, 5.750% due 3/23/16	2,634,714
	Embarq Corp., Notes:
430,000	7.082% due 6/1/16	475,585
2,718,000	7.995% due 6/1/36	2,932,116
1,090,000	Koninklijke KPN NV, Senior Notes, 8.375% due 10/1/30	1,369,478
1,608,000	SBC Communications Inc., Notes, 5.100% due 9/15/14	1,731,472
	Telecom Italia Capital SpA, Senior Notes:
3,850,000	6.000% due 9/30/34	3,652,272
2,070,000	7.200% due 7/18/36	2,258,691
	Telefonica Emisiones SAU, Senior Notes:
620,000	5.877% due 7/15/19	665,753
714,000	7.045% due 6/20/36	817,932
	Verizon Global Funding Corp., Senior Notes:
1,915,000	7.750% due 6/15/32	2,254,845

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	21

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Telecommunication Services — 4.4% continued
$1,494,000	5.850% due 9/15/35	$1,461,613
150,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(b)	159,375
	Total Diversified Telecommunication Services	27,592,932
	Wireless Telecommunication Services — 2.9%
1,010,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	1,050,743
1,830,000	American Tower Corp., Senior Notes, 4.625% due 4/1/15(b)	1,853,098
4,970,000	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	6,440,330
2,289,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.250% due 6/15/13	2,509,435
1,000,000	Rogers Wireless Inc., Secured Notes, 6.375% due 3/1/14	1,108,212
	Sprint Capital Corp.:
2,240,000	Global Notes, 6.900% due 5/1/19	2,072,000
	Senior Notes:
240,000	8.375% due 3/15/12	249,600
3,000,000	8.750% due 3/15/32	2,842,500
	Total Wireless Telecommunication Services	18,125,918
	TOTAL TELECOMMUNICATION SERVICES	45,718,850
UTILITIES — 4.5%
	Electric Utilities — 2.7%
850,000	Cleveland Electric Illuminating Co., Senior Secured Notes, 7.880% due 11/1/17	1,002,643
	Commonwealth Edison Co., First Mortgage Bonds:
1,980,000	5.800% due 3/15/18	2,103,281
840,000	6.450% due 1/15/38	901,005
1,830,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(b)	1,985,550
	FirstEnergy Corp., Notes:
13,000	6.450% due 11/15/11	13,945
4,598,000	7.375% due 11/15/31	4,997,778
910,000	FirstEnergy Solutions Corp., Senior Notes, 4.800% due 2/15/15	929,876
	Pacific Gas & Electric Co.:
3,415,000	First Mortgage Bonds, 6.050% due 3/1/34	3,576,871
500,000	Senior Notes, 8.250% due 10/15/18	611,518
720,000	Virginia Electric and Power Co., Senior Notes, 8.875% due 11/15/38	1,019,604
	Total Electric Utilities	17,142,071
	Gas Utilities — 0.2%
1,010,000	CenterPoint Energy Resources Corp., Senior Notes, 7.875% due 4/1/13	1,138,460

See Notes to Financial Statements.

22	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Independent Power Producers & Energy Traders — 1.6%
$1,690,000	Dynegy Holdings Inc., Senior Notes, 8.750% due 2/15/12	$1,782,950
	Energy Future Holdings Corp., Senior Notes:
140,000	10.875% due 11/1/17	115,150
6,842,724	11.250% due 11/1/17(f)	4,875,441
	TXU Corp., Senior Notes:
38,000	5.550% due 11/15/14	27,139
6,079,000	6.500% due 11/15/24	2,885,799
	Total Independent Power Producers & Energy Traders	9,686,479
	TOTAL UTILITIES	27,967,010
	TOTAL CORPORATE BONDS & NOTES (Cost — $653,974,707)	598,792,759
ASSET-BACKED SECURITY — 0.4%
FINANCIAL — 0.4%
	Automobiles — 0.4%
2,520,000	Hertz Vehicle Financing LLC, 4.260% due 3/25/14(b) (Cost - $2,519,854)	2,513,649
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
	Thornburg Mortgage Securities Trust:
2,758,821	6.198% due 9/25/37(d)	2,208,413
2,749,720	6.200% due 9/25/37(d)	2,199,837
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $5,460,038)	4,408,250
CONVERTIBLE BOND & NOTE — 0.1%
CONSUMER DISCRETIONARY — 0.1%
	Media — 0.1%
790,000	Omnicom Group Inc., Senior Notes, zero coupon bond to yield 0.551% due 7/1/38 (Cost - $675,434)	780,125
MORTGAGE-BACKED SECURITY — 0.0%
FHLMC — 0.0%
38,042	Federal Home Loan Mortgage Corp. (FHLMC), 3.138% due 9/1/24(d)(g) (Cost - $37,979)	38,928
MUNICIPAL BOND — 0.4%
	California — 0.4%
2,660,000	California State, GO, Build America Bonds, 7.300% due 10/1/39 (Cost - $2,670,303)	2,508,008
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.7%
	U.S. Government Agencies — 0.5%
1,750,000	Federal National Mortgage Association (FNMA), Subordinated Debentures, zero coupon bond to yield 6.109% due 10/9/19(g)	952,500
2,010,000	Tennessee Valley Authority, 5.250% due 9/15/39	1,999,056
	Total U.S. Government Agencies	2,951,556

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	23

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET CORPORATE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Obligation — 0.2%
$1,470,000	U.S. Treasury Notes, 3.375% due 11/15/19	$1,414,424
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $4,395,620)	4,365,980
SHARES
PREFERRED STOCKS — 0.3%
FINANCIALS — 0.3%
	Consumer Finance — 0.2%
1,210	GMAC Inc., 7.000%(b)*	797,617
	Thrifts & Mortgage Finance — 0.1%
595,470	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(d)(g)*	625,243
82,500	Federal National Mortgage Association (FNMA), 8.250%(d)(g)*	90,751
	Total Thrifts & Mortgage Finance	715,994
	TOTAL PREFERRED STOCKS (Cost — $10,941,082)	1,513,611
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $680,675,017)	614,921,310

SHORT-TERM INVESTMENTS — 0.3%
	U.S. Government Agencies — 0.3%
20,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.290% due 1/25/10(g)(h)	19,996
	Federal National Mortgage Association (FNMA), Discount Notes:
1,527,000	0.070% - 0.401% due 1/25/10(g)(h)(i)	1,526,708
40,000	0.280% - 0.300% due 1/27/10(g)(h)(i)	39,992
110,000	0.290% due 2/1/10(g)(h)(i)	109,972
	TOTAL SHORT-TERM INVESTMENTS (Cost — $1,696,668)	1,696,668
	TOTAL INVESTMENTS — 98.8% (Cost — $682,371,685#)	616,617,978
	Other Assets in Excess of Liabilities — 1.2%	7,713,531
	TOTAL NET ASSETS — 100.0%	$624,331,509

See Notes to Financial Statements.

24	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET CORPORATE BOND FUND
*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of December 31, 2009.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(e)	Illiquid security.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $685,307,859.

Abbreviation used in this schedule:
GO — General Obligation

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	25

Statement of assets and liabilities

December 31, 2009

ASSETS:
Investments, at value (Cost — $682,371,685)	$616,617,978
Cash	138,992
Interest receivable	9,511,221
Receivable for Fund shares sold	1,088,277
Receivable from broker — variation margin on open futures contracts	167,742
Principal paydown receivable	415
Prepaid expenses	54,319
Other assets	1,226
Total Assets	627,580,170
LIABILITIES:
Payable for Fund shares repurchased	2,237,857
Investment management fee payable	256,219
Distribution fees payable	215,580
Distributions payable	109,675
Trustees’ fees payable	6,016
Accrued expenses	423,314
Total Liabilities	3,248,661
TOTAL NET ASSETS	$624,331,509
NET ASSETS:
Par value (Note 7)	$592
Paid-in capital in excess of par value	791,774,937
Overdistributed net investment income	(867,961)
Accumulated net realized loss on investments and futures contracts	(102,217,707)
Net unrealized depreciation on investments and futures contracts	(64,358,352)
TOTAL NET ASSETS	$624,331,509
Shares Outstanding:
Class A	29,669,601
Class B	5,275,296
Class C	5,619,251
Class I	1,133,781
Class P	17,493,750
Net Asset Value:
Class A (and redemption price)	$10.56
Class B1	$10.53
Class C1	$10.50
Class I (and redemption price)	$10.56
Class P (and redemption price)	$10.55
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.03

[1]	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

26	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

Statement of operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:
Interest	$35,012,711
Dividends	58,719
Total Investment Income	35,071,430
EXPENSES:
Investment management fee (Note 2)	2,813,939
Distribution fees (Notes 2 and 5)	1,906,912
Transfer agent fees (Note 5)	1,059,831
Shareholder reports (Note 5)	108,825
Registration fees	70,611
Legal fees	59,246
Audit and tax	35,051
Insurance	12,592
Custody fees	5,444
Trustees’ fees	4,418
Miscellaneous expenses	4,575
Total Expenses	6,081,444
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(47,438)
Net Expenses	6,034,006
NET INVESTMENT INCOME	29,037,424
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(22,875,599)
Futures contracts	(1,921,589)
Net Realized Loss	(24,797,188)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	131,992,492
Futures contracts	3,364,200
Change in Net Unrealized Appreciation/Depreciation	135,356,692
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS	110,559,504
INCREASE IN NET ASSETS FROM OPERATIONS	$139,596,928

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	27

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2009	2008
OPERATIONS:
Net investment income	$29,037,424	$29,332,511
Net realized loss	(24,797,188)	(24,482,124)
Change in net unrealized appreciation/depreciation	135,356,692	(122,737,866)
Increase (Decrease) in Net Assets From Operations	139,596,928	(117,887,479)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(30,197,416)	(30,240,701)
Decrease in Net Assets From Distributions to Shareholders	(30,197,416)	(30,240,701)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	70,227,535	59,764,873
Reinvestment of distributions	29,206,659	27,423,612
Cost of shares repurchased	(151,084,683)	(145,133,600)
Net assets of shares issued in connection with merger (Note 8)	208,285,574	—
Increase (Decrease) in Net Assets From Fund Share Transactions	156,635,085	(57,945,115)
INCREASE (DECREASE) IN NET ASSETS	266,034,597	(206,073,295)
NET ASSETS:
Beginning of year	358,296,912	564,370,207
End of year*	$624,331,509	$358,296,912
* Includes overdistributed net investment income of:	$(867,961)	$(135,260)

See Notes to Financial Statements.

28	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$8.43	$11.74	$12.16	$12.42	$12.88
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.59	0.67	0.58	0.57	0.54
Net realized and unrealized gain (loss)	2.15	(3.29)	(0.38)	(0.22)	(0.31)
Total income (loss) from operations	2.74	(2.62)	0.20	0.35	0.23
LESS DISTRIBUTIONS FROM:
Net investment income	(0.61)	(0.69)	(0.62)	(0.61)	(0.58)
Net realized gains	—	—	—	—	(0.11)
Total distributions	(0.61)	(0.69)	(0.62)	(0.61)	(0.69)
NET ASSET VALUE, END OF YEAR	$10.56	$8.43	$11.74	$12.16	$12.42
Total return[3]	33.80%	(23.11)%	1.63%	3.03%	1.82%
NET ASSETS, END OF YEAR (MILLIONS)	$313	$255	$399	$435	$461
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.11%	1.17%	1.10%	1.08%[4]	1.05%
Net expenses	1.11	1.17 [5]	1.10 [5]	1.07 [4,6]	1.05
Net investment income	6.36	6.43	4.87	4.78	4.24
PORTFOLIO TURNOVER RATE	50%	25%	53%	94%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16,2007.

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.06%.

[5]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	29

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS B SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$8.41	$11.71	$12.13	$12.39	$12.85
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.52	0.60	0.50	0.50	0.47
Net realized and unrealized gain (loss)	2.14	(3.28)	(0.39)	(0.22)	(0.31)
Total income (loss) from operations	2.66	(2.68)	0.11	0.28	0.16
LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)	(0.62)	(0.53)	(0.54)	(0.51)
Net realized gains	—	—	—	—	(0.11)
Total distributions	(0.54)	(0.62)	(0.53)	(0.54)	(0.62)
NET ASSET VALUE, END OF YEAR	$10.53	$8.41	$11.71	$12.13	$12.39
Total return[3]	32.76%	(23.60)%	0.91%	2.36%	1.27%
NET ASSETS, END OF YEAR (MILLIONS)	$55	$56	$97	$125	$161
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.85%	1.84%	1.80%	1.72%[4]	1.59%
Net expenses	1.85	1.84 [5]	1.80 [5]	1.72 [4,6]	1.59
Net investment income	5.66	5.76	4.16	4.13	3.70
PORTFOLIO TURNOVER RATE	50%	25%	53%	94%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.71% and 1.70%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS C SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$8.38	$11.67	$12.09	$12.35	$12.81
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.52	0.59	0.50	0.49	0.46
Net realized and unrealized gain (loss)	2.15	(3.27)	(0.39)	(0.22)	(0.30)
Total income (loss) from operations	2.67	(2.68)	0.11	0.27	0.16
LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)	(0.61)	(0.53)	(0.53)	(0.51)
Net realized gains	—	—	—	—	(0.11)
Total distributions	(0.55)	(0.61)	(0.53)	(0.53)	(0.62)
NET ASSET VALUE, END OF YEAR	$10.50	$8.38	$11.67	$12.09	$12.35
Total return[3]	32.93%	(23.67)%	0.91%	2.34%	1.24%
NET ASSETS, END OF YEAR (MILLIONS)	$59	$45	$68	$71	$72
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.79%	1.89%	1.80%	1.76%[4]	1.69%
Net expenses	1.79	1.89 [5]	1.80 [5]	1.73 [4,6]	1.69
Net investment income	5.66	5.73	4.18	4.12	3.61
PORTFOLIO TURNOVER RATE	50%	25%	53%	94%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.74% and 1.72%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	31

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS I SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$8.42	$11.72	$12.16	$12.41	$12.87
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.62	0.68	0.63	0.63	0.59
Net realized and unrealized gain (loss)	2.18	(3.24)	(0.41)	(0.22)	(0.31)
Total income (loss) from operations	2.80	(2.56)	0.22	0.41	0.28
LESS DISTRIBUTIONS FROM:
Net investment income	(0.66)	(0.74)	(0.66)	(0.66)	(0.63)
Net realized gains	—	—	—	—	(0.11)
Total distributions	(0.66)	(0.74)	(0.66)	(0.66)	(0.74)
NET ASSET VALUE, END OF YEAR	$10.56	$8.42	$11.72	$12.16	$12.41
Total return[3]	34.59%	(22.72)%	1.80%	3.54%	2.23%
NET ASSETS, END OF YEAR (MILLIONS)	$12	$2	$0 [4]	$158	$286
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.64%	0.75%	0.66%	0.65%[5]	0.65%
Net expenses	0.63 [6,7]	0.75 [8]	0.66 [8]	0.65 [5,6]	0.65
Net investment income	6.33	6.80	5.13	5.22	4.63
PORTFOLIO TURNOVER RATE	50%	25%	53%	94%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Amount represents less than $0.5 million.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.64%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 0.65% for Class I shares until April 30, 2010.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

32	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS P SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.39
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.28
Net realized and unrealized gain	1.17
Total income from operations	1.45
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)
Total distributions	(0.29)
NET ASSET VALUE, END OF PERIOD	$10.55
Total return[3]	15.57%
NET ASSETS, END OF PERIOD (MILLIONS)	$185
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4]	1.18%
Net expenses[4,5,6]	1.13
Net investment income[4]	5.65
PORTFOLIO TURNOVER RATE	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 7, 2009 (inception date) to December 31, 2009.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.15% for Class P shares until April 30, 2010.

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Corporate Bond Fund (formerly known as Legg Mason Partners Corporate Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$598,792,759	—	$598,792,759
Asset-backed security	—	2,513,649	—	2,513,649
Collateralized mortgage obligations	—	4,408,250	—	4,408,250
Convertible bond & note	—	780,125	—	780,125
Mortgage-backed security	—	38,928	—	38,928
Municipal bond	—	2,508,008	—	2,508,008
U.S. government & agency obligations	—	4,365,980	—	4,365,980
Preferred stocks	$715,994	797,617	—	1,513,611
Total long-term investments	$715,994	$614,205,316	—	$614,921,310
Short-term investments†	—	1,696,668	—	1,696,668
Total investments	$715,994	$615,901,984	—	$616,617,978
Other financial instruments:
Futures contracts	1,395,355	—	—	1,395,355
Total	$2,111,349	$615,901,984	—	$618,013,333

†See	Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	35

Notes to financial statements continued

value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity

36	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	37

Notes to financial statements continued

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$74,485	—	$(74,485)
(b)	959,117	$(959,117)	—

(a)	Reclassifications are primarily due to non-deductible reorganization costs for tax purposes.
(b)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Effective at the close of business on July 10, 2009, under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. Prior to the close of business on July 10, 2009, the Fund paid an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.65%
Over $500 million	0.60

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of a contractual expense limitation, effective July 10, 2009 through April 30, 2010 for Class I shares and July 7, 2009 through April 30, 2010 for Class P shares, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I and Class P shares will not exceed 0.65% and 1.15%, respectively.

During the year ended December 31, 2009, LMPFA waived and/or reimbursed the Fund for expenses amounting to $47,438.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This

38	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

CDSC declines by 0.50% after the first year and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2009, LMIS and its affiliates received sales charges of approximately $30,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$62,000	$1,000

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments) were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$192,555,772	$41,864,630
Sales	237,215,292	40,608,938

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,852,333
Gross unrealized depreciation	(92,542,214)
Net unrealized depreciation	$(68,689,881)

At December 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to buy:
U.S. Treasury 5-Year Notes	265	3/10	$30,792,611	$30,311,445	$(481,166)
U.S. Treasury 30-Year Bonds	69	3/10	8,151,443	7,960,875	(190,568)
					(671,734)

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	39

Notes to financial statements continued

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to sell:
U.S. Treasury 2-Year Notes	8	3/10	$1,737,865	$1,730,125	$7,740
U.S. Treasury 10-Year Notes	710	3/10	84,031,068	81,971,719	2,059,349
					2,067,089
Net unrealized gain on open futures contracts					$1,395,355

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2009.

ASSET DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts[2]	$2,067,089	—	$2,067,089

LIABILITY DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts[2]	$671,734	—	$671,734

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED LOSS ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$(1,921,589)	—	$(1,921,589)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$3,364,200	—	$3,364,200

40	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

During the year ended December 31, 2009, the Fund had average market values of $48,368,625 and $65,331,166 in futures contracts to buy and futures contracts to sell, respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and P shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and P shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class A	$688,517	$537,155	$31,989
Class B	408,173	234,393	10,278
Class C	354,459	215,132	7,586
Class I	—	1,842	161
Class P†	455,763	71,309	4,640
Total	$1,906,912	$1,059,831	$54,654

*	For the period January 1, 2009, through September 1, 2009. Subsequent to September 1, 2009, these expenses were accrued as common fund expenses.
†	For the period July 7, 2009 (inception date) to December 31, 2009.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	41

Notes to financial statements continued

For the year ended December 31, 2009, waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class I	$903
Class P†	46,535
Total	$47,438

†For	the period July 7, 2009 (inception date) to December 31, 2009.

6. Distributions to shareholders by class

	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
Net Investment Income:
Class A	$18,176,219	$22,195,920
Class B	3,206,221	4,636,599
Class C	2,989,820	3,397,525
Class I	411,767	10,657
Class P†	5,413,389	—
Total	$30,197,416	$30,240,701

†For	the period July 7, 2009 (inception date) to December 31, 2009.

42	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

7. Shares of beneficial interest

At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	3,843,927	$35,440,982	3,410,897	$34,109,645
Shares issued on reinvestment	1,902,591	17,623,165	2,004,439	20,145,514
Shares repurchased	(6,305,876)	(57,194,448)	(9,168,800)	(92,624,352)
Net decrease	(559,358)	$(4,130,301)	(3,753,464)	$(38,369,193)
Class B
Shares sold	563,664	$5,149,600	583,870	$6,127,875
Shares issued on reinvestment	338,832	3,110,409	421,720	4,239,620
Shares repurchased	(2,247,862)	(20,541,777)	(2,654,613)	(27,177,631)
Net decrease	(1,345,366)	$(12,281,768)	(1,649,023)	$(16,810,136)
Class C
Shares sold	2,217,822	$20,359,785	1,743,949	$17,532,345
Shares issued on reinvestment	304,980	2,810,645	304,244	3,030,395
Shares repurchased	(2,337,811)	(21,113,506)	(2,462,791)	(25,184,663)
Net increase (decrease)	184,991	$2,056,924	(414,598)	$(4,621,923)
Class I
Shares sold	340,994	$3,240,497	237,144	$1,995,008
Shares issued on reinvestment	42,545	426,192	813	8,083
Shares repurchased	(531,311)	(4,837,978)	(13,213)	(146,954)
Shares issued with merger	1,033,157	9,753,967	—	—
Net increase	885,385	$8,582,678	224,744	$1,856,137
Class P†
Shares sold	602,272	$6,036,671	—	—
Shares issued on reinvestment	508,040	5,236,248	—	—
Shares repurchased	(4,663,378)	(47,396,974)	—	—
Shares issued with merger	21,046,816	198,531,607	—	—
Net increase	17,493,750	$162,407,552	—	—

†For	the period July 7, 2009 (inception date) to December 31, 2009.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	43

Notes to financial statements continued

8. Transfer of net assets

At the close of business on July 10, 2009, the Fund acquired all of the assets of the Legg Mason Investment Grade Income Portfolio (the “Acquired Fund”), pursuant to the Form of Agreement and Plan of Reorganization dated July 2, 2009, and approved by shareholders of the Acquired Fund on July 2, 2009.

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND	TOTAL NET ASSETS OF THE FUND
Legg Mason Investment Grade Income Portfolio	22,079,973	$208,285,574	$385,631,326

As part of the reorganization, for each share they held, the shareholders of the Acquired Fund’s Primary Class and Institutional Class received 0.859916 and 0.859325 shares of the Fund’s Class P and Class I shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $63,246,504, accumulated net realized loss of $30,076,177 and overdistributed net investment income of $606,311. Total net assets of the Fund immediately after the transfer were $593,916,900. The transaction was structured to qualify as a tax-free reorganization under the Code, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2009, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$37,648,752
Net realized loss	(38,645,139)
Change in net unrealized appreciation/depreciation	179,537,709
Increase in net assets from operations	$178,541,322

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on July 10, 2009.

44	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS I	CLASS P
Daily 1/29/2010	$0.046908	$0.040707	$0.041338	$0.049948	$0.045803

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$30,197,416	$30,240,701

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$408,923
Capital loss carryforward*	(97,886,178)
Other book/tax temporary differences(a)	(2,672,239)
Unrealized appreciation/(depreciation)(b)	(67,294,526)
Total accumulated earnings/(losses) — net	$(167,444,020)

*	As of December 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2014	$(14,240,203)
12/31/2015	(7,587,080)
12/31/2016	(37,676,648)
12/31/2017	(38,382,247)
$(97,886,178)

These amounts will be available to offset any future taxable capital gains. However, $29,109,213 of the Fund’s capital loss carryforward is subject to an annual limitation of $9,539,479 due to the reorganization described in Note 8.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	45

Notes to financial statements continued

Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

46	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	47

Notes to financial statements continued

they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

48	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

12. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007.

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	49

Notes to financial statements continued

Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

50	Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Corporate Bond Fund (formerly Legg Mason Partners Corporate Bond Fund), a series of Legg Mason Partners Income Trust, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Corporate Bond Fund as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2010

Legg Mason Western Asset Corporate Bond Fund 2009 Annual Report	51

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Corporate Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management before the Meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Sub-Adviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the

52	Legg Mason Western Asset Corporate Bond Fund

Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The

Legg Mason Western Asset Corporate Bond Fund	53

Board approval of management and subadvisory agreements (unaudited) continued

Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as A-rated corporate debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2009 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the underperformance versus the peer group. The Board also noted the Fund’s improved recent performance.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadviser to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the

54	Legg Mason Western Asset Corporate Bond Fund

differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as A-rated corporate debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses, noting that in July 2009, in connection with the Fund’s reorganization the Manager reduced the Contractual Management Fee to a level below the median of the Fund’s Expense Group. In addition, the Board considered that the current contractual fee waiver and/or expense reimbursement arrangement would continue until April 2010.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund currently does not have breakpoints in its Contractual Management Fee, the Contractual Management Fee is lower than the prior Contractual Management Fee. The Board also considered the fact that the Manager pays the subadvisory fees out of the management fee.

The Board determined that the management fee structure for the Fund was reasonable.

Legg Mason Western Asset Corporate Bond Fund	55

Board approval of management and subadvisory agreements (unaudited) continued

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

56	Legg Mason Western Asset Corporate Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Corporate Bond Fund (formerly known as Legg Mason Partners Corporate Bond Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. BENTON COCANOUGHER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A&M University (since 2009); Dean Emeritus and Professor Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

Legg Mason Western Asset Corporate Bond Fund	57

Additional information (unaudited) continued

Information about Trustees and Officers

JANE F. DASHER
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
MARK T. FINN
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
RAINER GREEVEN
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)

58	Legg Mason Western Asset Corporate Bond Fund

STEPHEN R. GROSS
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm)
(since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
RICHARD E. HANSON, JR.
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
DIANA R. HARRINGTON
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

Legg Mason Western Asset Corporate Bond Fund	59

Additional information (unaudited) continued

Information about Trustees and Officers

SUSAN M. HEILBRON
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
SUSAN B. KERLEY
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)
ALAN G. MERTEN
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

60	Legg Mason Western Asset Corporate Bond Fund

R. RICHARDSON PETTIT
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	134
Other board member- ships held by Trustee	Former Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(1999 to 2004)

Legg Mason Western Asset Corporate Bond Fund	61

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)

62	Legg Mason Western Asset Corporate Bond Fund

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Western Asset Corporate Bond Fund	63

Legg Mason Western Asset

Corporate Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc

2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD00317 2/10 SR10-1035

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2008 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,900 in 2008 and $163,425 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $14,400 in 2008 and in $12,655 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus Supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,550 in 2008 and $11,650 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	March 2, 2010

By:	/S/ FRANCES M. GUGGINO
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	March 2, 2010